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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-58747, No. 333-48417, and No. 333-48407.

Washington, D.C.
March 16, 1999